NASDAQ: AIRT FY25 Mountain Air Cargo Case Study: Business Unit Analysis December 31, 2024 A PORTFOLIO OF POWERFUL COMPANIES

SAFE HARBOR x Statements in this document, which contain more than historical information, may be considered forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1996), which are subject to risks and uncertainties. Actual results may differ materially from those expressed in the forward-looking statements because of important potential risks and uncertainties, including, but not limited to, economic and industry conditions in the company’s markets, the risk that contracts with FedEx could be terminated or adversely modified, the risk that the number of aircraft operated for FedEx will be reduced, the impact of any terrorist activities on United States soil or abroad; the shifting customer service requirements and production volume levels, the Company’s ability to meet debt service covenants and to refinance existing debt obligations, the risk of injury or other damage arising from accidents involving the Company’s overnight air cargo operations, competition from other providers of similar equipment and services, changes in government regulation and technology. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. The Company is under no obligation, and it expressly disclaims any obligation, to update or alter any forward- looking statements, whether as a result of new information, future events or otherwise. Potential investors should review the Company’s risk factors in its reports filed with the Securities and Exchange Commission, as well as the summary Risk Factors contained herein, prior to investing.

CONTENTS x 1. Executive Summary 2. Significant Events and Milestones 3. Financial Ratios

EXECUTIVE SUMMARY x Mountain Air Cargo (“MAC") is a business unit of the AIR T, INC. holding company (NASDAQ: AIRT). Mission: “Provide high quality and dependable customer service in the express air cargo industry by adding value and creating opportunities for our employees, customers, and investors.” Vision: “To be the leader in express air cargo industry through excellence in service and sustainable growth in a family-oriented environment.”

EXECUTIVE SUMMARY x Key Points: • Incorporated in December 1982 • FedEx Feeder Operator – 1983 • Four main Flight Crew domiciles located in Indianapolis, Memphis and Puerto Rico (San Juan and Aguadilla) • Fleet: C208, C408, ATR 42, ATR 72, ATR 72-600f • Over 150 Flights per day, spanning 55 destinations across Eastern U.S and Caribbean • Overnight Air Cargo Segment • CSA Air / WASI

EXECUTIVE SUMMARY x We respect, care and treat each other as family to overcome challenges and celebrate successes. Core Values Family Integrity We operate with full transparency and pledge to maintain the highest moral character, even under the challenging circumstances, in all aspects of our business. Quality We take pride in ensuring quality of life for our employees while providing high quality, safe and dependable service. Commitment Dedicated to going above and beyond for each other and our customer. Innovation Developing unique solutions to enable us to be the leader in the express air cargo industry. If there is a better way, we will find it.

KEY PEOPLE x Mike Bandalan CEO Christina McMahon Accounting Director Ken Troyer COO Kathy Barnette- Novak Director of HR

SIGNIFICANT EVENTS & MILESTONES x 1982-2019 1982: Mountain Air Cargo (“MAC”) was incorporated, which became the first investment of Air T, Inc. 1983: Became a FedEx Feeder Operator 2019: New Leadership takes place with new vision - MAC business continuing strong to this day. 2020 - 2021 “Classic MAC”: Consists of 4 core areas – FAA Compliance, Safety, Effectiveness and Reliability Continued bottom-line performance through adversity of COVID-19 Solutions Driven / Value Added Service: C208/C408 SIC Programs, & ATR 135 Operations 2022-2023 Fleet Refreshment Programs: For C408/ATR-600 Aircraft models as well as the introduction of ATR72-600F aircraft models Strengthen and Growth: Strong focus on employee retention and recruiting, growth of aircraft fleet, and vertical growth from the acquisition of WASI. Expansion of Caribbean routes and fleet aircraft 2024-2025 Continuous Growth: MAC will seek additional growth through strategic acquisitions, further international expansion, and increasing aircraft count through the feeder program.

REVENUE GROWTH MAC’s revenue has grown at a cumulative annual growth rate (CAGR) of 6.08% since fiscal year 2017 through fiscal year 2024. Revenue Growth In Thousands 2017 2018 2019 2020 2021 2022 2023 2024 2023 2024 Revenue $59,805 $63,030 $62,866 $64,853 $56,418 $64,448 $78,420 $95,920 $70,377 $74,930 Year Ended March 31, Nine Months Ended December 31,

STOCKHOLDERS’ EQUITY MAC’s stockholders’ equity has grown at a cumulative annual growth rate (CAGR) of 6.58% from fiscal year 2017 through fiscal year 2024. In Thousands 2017 2018 2019 2020 2021 2022 2023 2024 2023 2024 Stockholders's Equity $26,901 $30,255 $31,481 $31,511 $33,188 $35,426 $38,974 $44,800 $43,692 $49,519 As of March 31, As of December 31,

REVENUE BY TYPE The table above represents MAC’s revenue by type. Revenue by Type In Thousands 2017 2018 2019 2020 2021 2022 2023 2024 2023 2024 Revenue - Cargo $38,024 $40,140 $42,427 $41,031 $36,289 $40,132 $50,347 $58,767 $43,056 $49,122 Revenue - Maintenance 21,781 22,890 20,440 23,822 20,129 24,316 28,072 37,153 27,321 25,809 Total Revenue (Operating) $59,805 $63,030 $62,866 $64,853 $56,418 $64,448 $78,420 $95,920 $70,377 $74,930 Year Ended March 31, Nine Months Ended December 31,

EBITDA PERFORMANCE MAC’s EBITDA has grown at a CAGR of 16.17% from fiscal year 2017 through fiscal year 2024. Impairment in FY23 due to a loss related to the abandonment of an ERP system that that did not meet initial requirements. *EBITDA = Operating Income (loss) + Depreciation + Amortization + Impairment + Loss (Gain) on Sale of Assets + Severance Expense EBIDTA Balances In Thousands 2017 2018 2019 2020 2021 2022 2023 2024 2023 2024 Operating Income (Loss) $1,684 $3,354 $1,219 $(11) $1,677 $2,238 $3,693 $5,826 $4,718 $4,740 Depreciation 104 93 77 68 41 37 69 112 82 129 Amortization - - - - - - - 11 7 13 Impairment - - - - - - 274 - - - Loss (Gain) on Sale of Assets 4 11 1 4 2 1 (2) (5) 1 Severance Expense - - - - - - 2 49 2 49 EBITDA* $1,793 $3,458 $1,296 $57 $1,722 $2,277 $4,039 $5,995 $4,803 $4,932 Year Ended March 31, Nine Months Ended December 31,

AIRCRAFT COUNT 0 5 10 15 20 25 30 35 40 45 2017 2018 2019 2020 2021 2022 2023 2024 AirCraft Count C208 ATR C408 0 10 20 30 40 50 60 70 80 2017 2018 2019 2020 2021 2022 2023 2024 Total Aircraft Count